INVESTOR UPDATE

First Quarter 2016
May 3, 2016

Frontier™
COMMUNICATIONS

Earnings Call Agenda



STRATEGIC AND OPERATIONAL REVIEW

Daniel McCarthy

President & Chief Executive Officer



FINANCIAL RESULTS

John Jureller

Executive Vice President & Chief Financial Officer

First Quarter Results

- Maintained strong broadband momentum with net adds of 24,600
- More than 52% of broadband activity above basic speed tier
- Continued sequential stability in SME revenue
- Successful closing of California, Texas, and Florida acquisition on April 1st, as planned
- Accomplished largest, most complex flash cutover in industry history
- California, Texas, and Florida integration ongoing: network cutover complete; ERP and HR system integration complete; employee training nearly complete; VOD library development ongoing
- Returning to business as usual operating rhythm over coming weeks



Revenue Mix
($ in Millions)
$1,371
$138
$616
$617
$1,368
$132
$621
$615
$1,424
$201
$617
$606
$1,413
$206
$613
$594
$1,355
$166
$606
$583
1Q15
2Q15
3Q15
4Q15
1Q16
Residential
Business
Regulatory



Cumulative Broadband Net Adds
(Units in Thousands)
23
136
244
346
371
2012
2013
2014
2015
YTD 2016

Frontier COMMUNICATIONS

Frontier's Value Creation Opportunities

- Increasing broadband penetration and upselling speed and capabilities
- Extending video product availability to an additional 3 million HHs across Frontier's footprint over 3 to 4 years at a very low capital intensity level
- Continue enhancing offerings for business customers and introduce new distribution channels and products to the newly-acquired California, Texas, and Florida markets
- Continued focus on improving customer retention
- New IT platform investments create additional cost efficiency opportunities in our current markets
- Enhanced scale provides for additional opportunities to improve procurement synergies

Attractive dividend supported by sustainable dividend payout ratio

Revenue and ARPC

Revenue Mix by Source


($ in Millions)
$1,371
$138
$616
$617
$1,368
$132
$621
$615
$1,424
$201
$617
$606
$1,413
$206
$613
$594
$1,355
$166
$606
$583
1Q15
2Q15
3Q15
4Q15
1Q16
Residential
Business
Regulatory

Revenue Mix by Service


($ in Millions)
$1,371
$138
$525
$133
$253
$323
$1,368
$132
$515
$137
$252
$332
$1,424
$201
$500
$134
$250
$338
$1,413
$206
$482
$136
$247
$342
$1,355
$166
$467
$135
$243
$344
1Q15
2Q15
3Q15
4Q15
1Q16
Data
Non-Switched Data
Other
Voice
Regulatory

Residential ARPC


$64.13
$64.43
$63.83
$63.14
$62.64
1Q15
2Q15
3Q15
4Q15
1Q16

Business ARPC


$678
$689
$694
$700
$704
1Q15
2Q15
3Q15
4Q15
1Q16

Dividend Payout Ratio

- 1Q16 and trailing four quarters cash flows remain strong
- LTM Dividend payout ratio was 49%
- Continue to maintain a strong and sustainable dividend payout ratio



51%
49%
49%
56%
3Q15
4Q15
1Q16
1Q16
Trailing 4 Quarters
1Q16 Adjusted *

* Represents dividends paid on shares outstanding prior to the June 2015 equity offerings divided by Free Cash Flow, as adjusted, as determined on slide 13

Credit and Liquidity



Net Leverage
3.64x
3.73x
3.61x
3.85x
2Q15
3Q15
4Q15
1Q16

($ in Millions)	March 31, 2016
Cash & Equivalents	$500
Acquisition Funds Escrow	8,352
Delayed Draw Term Loan	1,550
Revolving Credit Facility	750
Total Liquidity	$11,152
Total Debt	$15,866
LTM Adj. EBITDA	$2,277
Leverage Ratio	3.85x

- **Leverage (Adj. Net Debt[1] / Adj. EBITDA) for 1Q16 at 3.85x**
- **$11.2 billion of liquidity at the end of 1Q16, of which $9.9 billion was used to fund the closing of the California, Texas, and Florida acquisition**

Notes:
(1) Adj Net Debt = Total Debt ($15,866) less Cash and Equivalents ($500) less Senior Notes ($6,600)

Frontier COMMUNICATIONS

2016 Guidance

•Adjusted Free Cash Flow	*$800 million to $925 million*
•Capital Spending	*$1.25 billion to $1.4 billion*
•Cash Taxes	*$5 million to $15 million*
•Cash Pension Contribution	*$15 million to $25 million*
•Interest Expense	*Approximately $1.53 billion to $1.55 billion ($1.34 billion to $1.36 billion excluding Q1 interest on acquisition financing)*

(All guidance includes the new California, Texas, and Florida markets)

Appendix

Frontier COMMUNICATIONS

Safe Harbor Statement

Forward-Looking Language

This report contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the acquisition of properties from Verizon, including our ability to successfully integrate operations, our ability to realize anticipated cost savings, the sufficiency of the assets acquired from Verizon, our ability to migrate Verizon's operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, our ability to enter into or obtain, or delays in entering into or obtaining, agreements and consents necessary to operate the acquired business as planned, on terms acceptable to us, and increased expenses incurred due to activities related to the transaction; our ability to meet our debt and debt service obligations; competition from cable, wireless and wireline carriers and satellite companies and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common and preferred shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2016 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the other factors that are described in our filings with the U.S. Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update or revise these forward-looking statements.

Non-GAAP Financial Measures

Frontier uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences between these non-GAAP financial measures and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income (loss) as reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by Frontier may not be comparable to similarly titled measures of other companies.

We believe that the presentation of non-GAAP financial measures provides useful information to investors regarding our financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of Frontier's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. In addition, we believe that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB, as we define them, can assist in comparing performance from period to period, without taking into account factors affecting operating income or net income (loss) as reflected in the statement of operations, or cash flow as reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

Frontier has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing Frontier and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB.
Management uses these non-GAAP financial measures to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum.

Debt Maturity Profile

April 1, 2016: Post-Verizon Acquisition


($ in Millions)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
61
360
81
646
81
750
620
142
645
163
1,000
1,022
1,097
1,276
2,000
501
851
751
3,600
914
3
200
347
300
200
50
14
100
1,262
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
FTR Debt
$6.6Bn Senior Notes
Undrawn $750 Revolver
$1.625Bn Term Loan A
CTF Debt

Non-GAAP Reconciliation

Three Months Ended: $ Millions	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Operating Cash Flow					
Operating income	$ 163	$ 193	$ 207	$ 182	$ 58
Add back:					
Depreciation and amortization	341	335	325	319	316
Operating cash flow (EBITDA)	$ 504	$ 528	$ 532	$ 501	$ 374
Add back:					
Non-cash pension/OPEB costs	2	(2)	(3)	13	16
Severance costs	1	0	1	0	0
Acquisition and integration costs	57	35	58	86	138
Operating income, as adjusted	$ 223	$ 226	$ 263	$ 281	$ 212
Operating cash flow, as adjusted (Adjusted EBITDA)	$ 564	$ 561	$ 588	$ 600	$ 528
Add back:					
Interest and dividend income	1	0	2	4	11
Stock-based compensation	7	5	7	8	8
Subtract:					
Cash paid (refunded) for income taxes	17	3	7	1	(32)
Capital expenditures - Business operations	170	178	177	185	207
Interest expense	188	185	184	183	185
Free cash flow, as adjusted	$ 197	$ 200	$ 229	$ 243	$ 187
Dividends on preferred stock	0	0	(67)	(53)	(54)
Incremental interest on new debt	0	0	(11)	(178)	(178)
Free cash flow	$ 197	$ 200	$ 151	$ 12	$ (45)

Non-GAAP Reconciliation

Three Months Ended: $ Millions	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	$ 1,208	$ 1,175	$ 1,217	$ 1,231	$ 1,297
Subtract:					
Depreciation and amortization	341	335	325	319	316
Acquisition and integration costs	57	35	58	86	138
Pension/OPEB costs (non-cash)	2	(2)	(3)	13	16
Severance costs	1	0	1	0	0
Cash Operating Expenses	$ 807	$ 807	$ 836	$ 813	$ 827
Add back:					
Pension/OPEB costs (non-cash)	2	(2)	(3)	13	16
Subtract:					
Net pension/OPEB costs	19	19	20	18	22
Cash Operating Expenses, excluding pension/OPEB	$ 790	$ 786	$ 813	$ 808	$ 821

Non-GAAP Reconciliation

Three Months Ended: $ Millions	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Adjusted EBITDA excluding pension/OPEB costs					
Revenue	$ 1,371	$ 1,368	$ 1,424	$ 1,413	$ 1,355
Operating income	$ 163	$ 193	$ 207	$ 182	$ 58
Add back:					
Depreciation and amortization	341	335	325	319	316
Operating cash flow (EBITDA)	$ 504	$ 528	$ 532	$ 501	$ 374
Add back:					
Pension/OPEB costs	19	19	20	18	22
Severance costs	1	0	1	0	0
Acquisition and integration costs	57	35	58	86	138
Adjusted EBITDA excluding pension/OPEB costs	$ 581	$ 582	$ 611	$ 605	$ 534
Adjusted EBITDA margin excluding pension/OPEB costs	42.4 %	42.5 %	42.9 %	42.8 %	39.4 %

Frontier Communications Corp.

(NASDAQ: **FTR**)

Frontier COMMUNICATIONS